                                                                    Exhibit 99.1

                              CONSECO FINANCE CORP.

                        CERTIFICATE OF SERVICING OFFICER

The undersigned certifies that she is Senior Vice President and Treasurer of Conseco Finance Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated March 29, 2001, (2001-1), between the Company and U.S.Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from September 16 to October 15, 2001 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 22nd day of November 2001.

                                         CONSECO FINANCE CORP.




                                         BY: /s/ Keith Anderson
                                             ------------------
                                             Keith Anderson
                                             Senior Vice President and Treasurer

                              CONSECO FINANCE CORP.
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    PASS-THROUGH CERTIFICATES, SERIES 2001-1
                                 MONTHLY REPORT
                                   November-01

                                            CUSIP NO.#20846Q-FX1, FY9, FZ6, GA0,
                                                    GB8, GC6, GD4, GE2, GF9, GG7
                                                        TRUST ACCOUNT #3338985-0
                                                      REMITTANCE DATE: 12/3/2001

                                                                                            Total $             Per $1,000
CLASS A CERTIFICATES                                                                        Amount               Original
----------------------------------------                                               ----------------     ----------------
(1)     a.   Amount available (including Monthly Servicing Fee)                           8,643,309.23
                                                                                       ----------------

        b.   Class M-1 Interest Deficiency Amount (if any) and Class B-1 Interest
             Deficiency Amount (if any) withdrawn for prior Remittance Date                       0.00
                                                                                       ----------------

        c.   Amount Available after giving effect to withdrawal of Class M-1 Interest
             Deficiency Amount and Class B-1 Interest Deficiency Amount for prior
             Remittance Date                                                              8,643,309.23
                                                                                       ----------------

        d.   Amount withdrawn from (Capitalized Interest)(Pre-Funding) Account                    0.00
                                                                                       ----------------

A.      Interest

(2)     Aggregate Class A interest

        a.   Class A-1A Remittance Rate                                                       2.45000%
                                                                                       ----------------
        b.   Class A-1A Interest                                                             98,916.75           1.41309643
                                                                                       ----------------     ----------------

        c.   Class A-1B Remittance Rate                                                       5.01000%
                                                                                       ----------------
        d.   Class A-1B Interest                                                            159,833.11           2.70903576
                                                                                       ----------------     ----------------

        e.   Class A-2 Remittance Rate                                                        5.24500%
                                                                                       ----------------
        f.   Class A-2 Interest                                                              97,469.58           4.37083318
                                                                                       ----------------     ----------------

        g.   Class A-3 Remittance Rate                                                        5.65500%
                                                                                       ----------------
        h.   Class A-3 Interest                                                             298,772.50           4.71250000
                                                                                       ----------------     ----------------

        i.   Class A-4 Remittance Rate                                                        6.21000%
                                                                                       ----------------
        j.   Class A-4 Interest                                                             497,835.00           5.17500000
                                                                                       ----------------     ----------------

        k.   Class A-5 Remittance Rate                                                        6.99000%
                                                                                       ----------------
        l.   Class A-5 Interest                                                           1,019,957.50           5.82500000
                                                                                       ----------------     ----------------

        m.   Class A-IO Remittance Rate                                                       2.50000%
                                                                                       ----------------
        n.   Class A-IO Interest                                                            239,166.67           1.99305558
                                                                                       ----------------     ----------------

(3)     Amount applied to:
        a.   Unpaid Class A Interest Shortfall                                                    0.00
                                                                                       ----------------

(4)     Remaining:
        a.   Unpaid Class A Interest Shortfall                                                    0.00
                                                                                       ----------------

B.      Principal

(5)     Formula Principal Distribution  Amount                                            3,764,775.80
                                                                                       ----------------
        a.   Scheduled Principal                                                            690,547.64
                                                                                       ----------------
        b.   Principal Prepayments                                                        3,470,578.83
                                                                                       ----------------
        c.   Liquidated Contracts                                                           442,104.08
                                                                                       ----------------
        d.   Repurchases                                                                          0.00
                                                                                       ----------------
        e.   Current Month Advanced Principal                                               486,125.53
                                                                                       ----------------
        f.   Prior Month Advanced Principal                                              (1,324,580.28)
                                                                                       ----------------
        g.   Additional Principal Distribution ($9,000,000.00 cap)                                0.00
                                                                                       ----------------

(6)     a.   Pool Scheduled Principal Balance                                           560,425,687.16
                                                                                       ----------------
        b.   Adjusted Pool Principal Balance                                            559,939,561.63         933.23481190
                                                                                       ----------------     ----------------
        c.   Pool Factor                                                                    0.93323481
                                                                                       ----------------
        d.   Net Certificate Principal Balance                                          550,939,561.62
                                                                                       ----------------
        e.   Overcollateralization Amount (not to exceed $9,000,000.00)                   9,000,000.01
                                                                                       ----------------
        f.   Prefunded Amount                                                                     0.00
                                                                                       ----------------

                              CONSECO FINANCE CORP.
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    PASS-THROUGH CERTIFICATES, SERIES 2001-1
                                 MONTHLY REPORT
                                   November-01
                                     PAGE 2

                                            CUSIP NO.#20846Q-FX1, FY9, FZ6, GA0,
                                                    GB8, GC6, GD4, GE2, GF9, GG7
                                                        TRUST ACCOUNT #3338985-0
                                                      REMITTANCE DATE: 12/3/2001

                                                                                           Total $             Per $1,000
                                                                                            Amount               Original
                                                                                       ----------------     ----------------
(7)     Unpaid Class A Principal Shortfall
        (if any) following prior Remittance Date                                                  0.00
                                                                                       ----------------

(8)     Class A Percentage for such Remittance Date                                            100.00%
                                                                                       ----------------

(9)     Class A Percentage for the following  Remittance Date                                  100.00%
                                                                                       ----------------

(10)    Class A Principal Distribution:
        a.   Class A-1A                                                                   2,042,901.60          29.18430857
                                                                                       ----------------     ----------------
        b.   Class A-1B                                                                   1,721,874.20          29.18430847
                                                                                       ----------------     ----------------
        c.   Class A-2                                                                            0.00           0.00000000
                                                                                       ----------------     ----------------
        d.   Class A-3                                                                            0.00           0.00000000
                                                                                       ----------------     ----------------
        e.   Class A-4                                                                            0.00           0.00000000
                                                                                       ----------------     ----------------
        f.   Class A-5                                                                            0.00           0.00000000
                                                                                       ----------------     ----------------

(11)    a.   Class A-1A Principal Balance                                                43,378,056.69         619.68652414
                                                                                       ----------------     ----------------
        b.   Class A-1A Pool Factor                                                         0.61968652
                                                                                       ----------------

        c.   Class A-1B Principal Balance                                                36,561,504.93         619.68652424
                                                                                       ----------------     ----------------
        d.   Class A-1B Pool Factor                                                         0.61968652
                                                                                       ----------------

        e.   Class A-2 Principal Balance                                                 22,300,000.00        1000.00000000
                                                                                       ----------------     ----------------
        f.   Class A-2 Pool Factor                                                          1.00000000
                                                                                       ----------------

        g.   Class A-3 Principal Balance                                                 63,400,000.00        1000.00000000
                                                                                       ----------------     ----------------
        h.   Class A-3 Pool Factor                                                          1.00000000
                                                                                       ----------------

        i.   Class A-4 Principal Balance                                                 96,200,000.00        1000.00000000
                                                                                       ----------------     ----------------
        j.   Class A-4 Pool Factor                                                          1.00000000
                                                                                       ----------------

        k.   Class A-5 Principal Balance                                                175,100,000.00        1000.00000000
                                                                                       ----------------     ----------------
        l.   Class A-5 Pool Factor                                                          1.00000000
                                                                                       ----------------

        m.   Class A-IO Notional Principal Balance                                      114,800,000.00           956.66666667
                                                                                       ----------------     ------------------
        n.   Class A-IO Pool Factor                                                         0.95666667
                                                                                       ----------------

(12)    Unpaid Class A Principal Shortfall
        (if any) following current Remittance Date                                                0.00
                                                                                       ----------------

C.      Aggregate Scheduled Balances and Number of Delinquent Contracts
        as of Determination Date
(13)    31-59 days                                                                        8,527,884.54                   277
                                                                                       ----------------     -----------------
(14)    60 days or more                                                                  15,332,170.48                   450
                                                                                       ----------------     -----------------
(15)    Current Month Repossessions                                                       1,557,408.19                    39
                                                                                       ----------------     -----------------
(16)    Repossession Inventory                                                            5,646,101.93                   151
                                                                                       ----------------     -----------------
(17)    Weighted Average Contract Rate                                                       12.63947%
                                                                                       ----------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.

                              CONSECO FINANCE CORP.
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    PASS-THROUGH CERTIFICATES, SERIES 2001-1
                                 MONTHLY REPORT
                                   November-01
                                     PAGE 3

                                            CUSIP NO.#20846Q-FX1, FY9, FZ6, GA0,
                                                    GB8, GC6, GD4, GE2, GF9, GG7
                                                        TRUST ACCOUNT #3338985-0
                                                      REMITTANCE DATE: 12/3/2001

D.      Class M-1, M-2, Distribution Test and Class B Distribution test
        (applicable on and after the Remittance Date occurring in May 2005.)

(1)     Average Sixty - Day Delinquency Ratio Test
        a.   Sixty - Day Delinquency Ratio for current Remittance Date                           3.74%
                                                                                       ----------------
        b.   Average Sixty - Day Delinquency Ratio (arithmetic average
             of ratios for this month and two preceding months;
             may not exceed 6.25%)                                                               3.33%
                                                                                       ----------------

(2)     Cumulative Realized Losses Test
        a.   Cumulative Realized Losses for current Remittance Date (as a percentage of Cut-off Date Pool Principal Balance; may not exceed
             7.0% from May 1, 2005 to April 30, 2006, 8.75% from May 1, 2006 to
             April 30, 2007; 11.75% from May 1, 2007 to April 30, 2008 and
             13.25% thereafter)                                                                  0.12%
                                                                                       ----------------

(3)     Current Realized Losses Test
        a.   Current Realized Losses for current Remittance Date                            190,253.62
                                                                                       ----------------

        b.   Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance
             and for current Remittance Date; may not exceed 3.50%)                              0.41%
                                                                                       ----------------

(4)     Class M-1 & M-2 Principal Balance Tests
        a.   The sum of Class M Principal Balance and Class B Principal Balance
             plus O/C (before distributions on current Remittance Date) divided by Pool Scheduled Principal Balance as of preceding Remittance Date
             (must equal or exceed 30.75%)                                                      21.82%
                                                                                       ----------------

        b.   The sum of Class M-2 Principal Balance and Class B Principal
             Balance plus O/C (before distributions on current Remittance Date)
             divided by Pool Scheduled Principal Balance as of preceding
             Remittance Date (must equal or exceed 21.75%)                                      15.43%
                                                                                       ----------------

(5)     Class B Principal Balance Test
        a.   Class B Principal Balance (before any distributions on current
             Remittance Date) as of such Remittance date greater than $12,000,000.00     48,000,000.00
                                                                                       ----------------

        b.   Class B Principal Balance plus O/C (before any distributions on current
             Remittance Date) divided by pool Scheduled Principal Balance
             as of preceding Remittance Date is equal to or greater than 14.25%.                10.11%
                                                                                       ----------------

                              CONSECO FINANCE CORP.
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    PASS-THROUGH CERTIFICATES, SERIES 2001-1
                                 MONTHLY REPORT
                                   November-01
                                     PAGE 4

                                            CUSIP NO.#20846Q-FX1, FY9, FZ6, GA0,
                                                    GB8, GC6, GD4, GE2, GF9, GG7
                                                        TRUST ACCOUNT #3338985-0
                                                      REMITTANCE DATE: 12/3/2001

                                                                                           Total $             Per $1,000
CLASS M-1 CERTIFICATES                                                                      Amount               Original
----------------------------------------                                               ----------------     ----------------
A.      Interest
(1)     Aggregate  interest
        a.   Class M-1 Remittance Rate (7.535%, unless
             Weighted Average Contract Rate is below 7.535%)                                  7.53500%
                                                                                       ----------------
        b.   Class M-1 Interest                                                             226,050.00           6.27916667
                                                                                       ----------------     ----------------
        c.   Interest on Class M-1 Adjusted Principal Balance                               226,050.00
                                                                                       ----------------

(2)     Amount applied to Class M-1 Interest Deficiency Amount                                    0.00
                                                                                       ----------------

(3)     Remaining unpaid Class M-1 Interest Deficiency Amount                                     0.00
                                                                                       ----------------

(4)     Amount applied to:
        a.   Unpaid Class M-1 Interest Shortfall                                                  0.00
                                                                                       ----------------

(5)     Remaining:
        a.   Unpaid Class M-1 Interest Shortfall                                                  0.00
                                                                                       ----------------

B.      Principal
(6)     a.   Class M-1 Principal Balance                                                 36,000,000.00        1000.00000000
                                                                                       ----------------     ----------------
        b.   Class M-1 Pool Factor                                                          1.00000000
                                                                                       ----------------
        c.   Class M-1 Adjusted Principal Balance                                        36,000,000.00
                                                                                       ----------------
        d.   Class M-1 Adjusted Pool Factor                                                 1.00000000
                                                                                       ----------------

(7)     Class M-1 Percentage for such Remittance Date                                            0.00%
                                                                                       ----------------

(8)     Class M-1  Principal Distribution:
        a.   Class M-1 (current)                                                                  0.00           0.00000000
                                                                                       ----------------     ----------------
        b.   Unpaid Class M-1 Principal Shortfall
             (if any) following prior Remittance Date                                             0.00
                                                                                       ----------------

(9)     Unpaid Class M-1 Principal Shortfall
        (if any) following current Remittance Date                                                0.00
                                                                                       ----------------

(10)    Class M-1 Percentage for the following Remittance Date                                   0.00%
                                                                                       ----------------

(11)    Class M-1 Liquidation Loss Interest
        a.   Class M-1 Liquidation Loss Amount                                                    0.00
                                                                                       ----------------
        b.   Amount applied to Class M-1 Liquidation Loss Interest Amount                         0.00
                                                                                       ----------------
        c.   Remaining Class M-1 Liquidation Loss Interest Amount                                 0.00
                                                                                       ----------------
        d.   Amount applied to Unpaid Class M-1 Loss Interest Shortfall                           0.00
                                                                                       ----------------
        e.   Remaining Unpaid Class M-1 Liquidation Loss Interest Shortfalls                      0.00
                                                                                       ----------------

                              CONSECO FINANCE CORP.
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    PASS-THROUGH CERTIFICATES, SERIES 2001-1
                                 MONTHLY REPORT
                                   November-01
                                     PAGE 5

                                            CUSIP NO.#20846Q-FX1, FY9, FZ6, GA0,
                                                    GB8, GC6, GD4, GE2, GF9, GG7
                                                        TRUST ACCOUNT #3338985-0
                                                      REMITTANCE DATE: 12/3/2001

                                                                                           Total $             Per $1,000
CLASS M-2 CERTIFICATES                                                                      Amount               Original
----------------------------------------                                               ----------------     ----------------
A.      Interest
(1)     Aggregate  interest
        a.   Class M-2 Remittance Rate (7.970%, unless
             Weighted Average Contract Rate is below 7.970%)                                  7.97000%
                                                                                       ----------------
        b.   Class M-2 Interest                                                             199,250.00           6.64166667
                                                                                       ----------------     ----------------
        c.   Interest on Class M-2 Adjusted Principal Balance                               199,250.00
                                                                                       ----------------

(2)     Amount applied to Class M-2 Interest Deficiency Amount                                    0.00
                                                                                       ----------------

(3)     Remaining unpaid Class M-2 Interest Deficiency Amount                                     0.00
                                                                                       ----------------

(4)     Amount applied to:
        a.   Unpaid Class M-2 Interest Shortfall                                                  0.00
                                                                                       ----------------

(5)     Remaining:
        a.   Unpaid Class M-2 Interest Shortfall                                                  0.00
                                                                                       ----------------

B.      Principal
(6)     a.   Class M-2 Principal Balance                                                 30,000,000.00        1000.00000000
                                                                                       ----------------     ----------------
        b.   Class M-2 Pool Factor                                                          1.00000000
                                                                                       ----------------
        c.   Class M-2 Adjusted Principal Balance                                        30,000,000.00
                                                                                       ----------------
        d.   Class M-2 Adjusted Pool Factor                                                 1.00000000
                                                                                       ----------------

(7)     Class M-2 Percentage for such Remittance Date                                            0.00%
                                                                                       ----------------

(8)     Class M-2  Principal Distribution:
        a.   Class M-2 (current)                                                                  0.00           0.00000000
                                                                                       ----------------     ----------------
        b.   Unpaid Class M-2 Principal Shortfall
             (if any) following prior Remittance Date                                             0.00
                                                                                       ----------------

(9)     Unpaid Class M-2 Principal Shortfall
        (if any) following current Remittance Date                                                0.00
                                                                                       ----------------

(10)    Class M-2 Percentage for the following Remittance Date                                   0.00%
                                                                                       ----------------

(11)    Class M-2 Liquidation Loss Interest
        a.   Class M-2 Liquidation Loss Amount                                                    0.00
                                                                                       ----------------
        b.   Amount applied to Class M-2 Liquidation Loss Interest Amount                         0.00
                                                                                       ----------------
        c.   Remaining Class M-2 Liquidation Loss Interest Amount                                 0.00
                                                                                       ----------------
        d.   Amount applied to Unpaid Class M-2 Loss Interest Shortfall                           0.00
                                                                                       ----------------
        e.   Remaining Unpaid Class M-2 Liquidation Loss Interest Shortfalls                      0.00
                                                                                       ----------------

                              CONSECO FINANCE CORP.
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    PASS-THROUGH CERTIFICATES, SERIES 2001-1
                                 MONTHLY REPORT
                                   November-01
                                     PAGE 6

                                            CUSIP NO.#20846Q-FX1, FY9, FZ6, GA0,
                                                    GB8, GC6, GD4, GE2, GF9, GG7
                                                        TRUST ACCOUNT #3338985-0
                                                      REMITTANCE DATE: 12/3/2001

                                                                                           Total $             Per $1,000
CLASS B-1 CERTIFICATES                                                                      Amount               Original
----------------------------------------                                               ----------------     ----------------
(1)     a.   Class B-1 Remittance Rate (8.915% unless Weighted Average
             Contract Rate is below 8.915%)                                                   8.91500%
                                                                                       ----------------
        b.   Aggregate Class B-1 Interest                                                   222,875.00           7.42916667
                                                                                       ----------------     ----------------
        c.   Interest on Class B-1 Adjusted Principal Balance                               222,875.00
                                                                                       ----------------

(2)     Amount applied to Unpaid Class B-1 Interest Shortfall                                     0.00
                                                                                       ----------------

(3)     Remaining Unpaid Class B-1 Interest Shortfall                                             0.00
                                                                                       ----------------

(4)     Amount applied to Class B-1 Interest Deficiency Amount                                    0.00
                                                                                       ----------------

(5)     Remaining Unpaid Class B-1 Interest Deficienty Amount                                     0.00
                                                                                       ----------------

(6)     Unpaid Class B-1 Principal Shortfall
        (if any) following prior Remittance Date                                                  0.00
                                                                                       ----------------

(7)     Class B Percentage for such Remittance Date                                              0.00%
                                                                                       ----------------

(8)     Current Principal (Class B Percentage of Formula Principal
        Distribution Amount)                                                                      0.00           0.00000000
                                                                                       ----------------     ----------------

(9)     a.   Class B-1 Principal Shortfall                                                        0.00
                                                                                       ----------------
        b.   Unpaid Class B-1 Principal Shortfall                                                 0.00
                                                                                       ----------------

(10)    Class B Principal Balance                                                        48,000,000.00
                                                                                       ----------------

(11)    a.   Class B-1 Principal Balance                                                 30,000,000.00
                                                                                       ----------------
        b.   Class B-1 Pool Factor                                                          1.00000000
                                                                                       ----------------
        c.   Class B-1 Adjusted Principal Balance                                        30,000,000.00
                                                                                       ----------------
        d.   Class B-1 Adjusted Pool Factor                                                 1.00000000
                                                                                       ----------------

(12)    Class B-1 Liquidation Loss Interest
        a.   Class B-1 Liquidation Loss Amount                                                    0.00
                                                                                       ----------------
        b.   Amount Applied to Class B-1 Liquidation Loss Interest Amount                         0.00
                                                                                       ----------------
        c.   Remaining Class B-1 Liquidation Loss Interest Amount                                 0.00
                                                                                       ----------------
        d.   Amount applied to Unpaid Class B-1 Liquidation Loss Interest Shortfall               0.00
                                                                                       ----------------
        e.   Remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall                       0.00
                                                                                       ----------------

                              CONSECO FINANCE CORP.
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    PASS-THROUGH CERTIFICATES, SERIES 2001-1
                                 MONTHLY REPORT
                                   November-01
                                     PAGE 7

                                            CUSIP NO.#20846Q-FX1, FY9, FZ6, GA0,
                                                    GB8, GC6, GD4, GE2, GF9, GG7
                                                        TRUST ACCOUNT #3338985-0
                                                      REMITTANCE DATE: 12/3/2001

                                                                                           Total $             Per $1,000
CLASS B-2 CERTIFICATES                                                                      Amount               Original
----------------------------------------                                               ----------------     ----------------
(1)     a.   Class B-2 Remittance Rate (11.250% unless Weighted Average
             Contract Rate is less than 11.250%)                                             11.25000%
                                                                                       ----------------
        b.   Aggregate Class B-2 Interest                                                   168,750.00           9.37500000
                                                                                       ----------------     ----------------

(2)     Amount applied to Unpaid Class B-2 Interest Shortfall                                     0.00
                                                                                       ----------------

(3)     Remaining Unpaid Class B-2 Interest Shortfall                                             0.00
                                                                                       ----------------

(4)     Unpaid Class B-2 Principal Shortfall
        (if any) following prior Remittance Date                                                  0.00
                                                                                       ----------------

(5)     Class B-2 Principal Liquidation Loss Amount                                               0.00
                                                                                       ----------------

(6)     Class B-2 Principal (zero until Class B-1 paid down; thereafter,
        Class B Percentage of formula Principal Distribution Amount)                              0.00           0.00000000
                                                                                       ----------------     ----------------

(7)     Guarantee Payment                                                                         0.00
                                                                                       ----------------

(8)     a.   Class B-2 Principal Balance                                                 18,000,000.00
                                                                                       ----------------
        b.   Class B-2 Pool Factor                                                          1.00000000
                                                                                       ----------------

CLASS B-3I CERTIFICATES
----------------------------------------

(1)     Monthly Servicing Fee (deducted from Certificate Account balance to arrive at Amount Available if the Company or Green Tree Financial
        Servicing Corporation is not the Servicer; deducted from funds remaining after payment of Class A Distribution Amount, Class M-1 Distribution
        Amount, Class B-1 Distribution Amount and Class B-2 Distribution Amount,
        if the Company or Green Tree Financial Servicing Corp. is the Servicer)             235,428.72
                                                                                       ----------------

(2)     Class B-3I Distribution Amount                                                    1,414,228.60
                                                                                       ----------------

(3)     Class B-3I Formula Distribution Amount (all Excess
        Interest plus Unpaid Class B-3I Shortfall)                                       13,643,290.67
                                                                                       ----------------

(4)     Class B-3I Shortfall                                                              2,177,791.76
                                                                                       ----------------

(5)     Unpaid Class B-3I Shortfall                                                      12,229,062.07
                                                                                       ----------------

(6)     Class M-1 Interest Deficiency on such Remittance Date                                     0.00
                                                                                       ----------------

(7)     Class B-1 Interest Deficiency on such Remittance Date                                     0.00
                                                                                       ----------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.